                       SEMIANNUAL REPORT / JANUARY 31 2001

                               AIM HIGH YIELD FUND


                                   [Artwork]


                                [AIM FUNDS LOGO]

                           -- Registered Trademark --

                                    Artwork

                     -------------------------------------

                  WHEAT FIELD WITH A LARK BY VINCENT VAN GOGH

             GOOD TIMES ARE COMMONLY REPRESENTED BY A WHEAT SHEAF,

            CONNOTING NATURE'S BOUNTY AND THE HARVEST THAT IS REAPED

             AFTER ARDUOUS LABOR. ALTHOUGH HARDSHIP MAY BE INCURRED

           ALONG THE WAY, THE DISCIPLINED INVESTOR KNOWS THAT IN THE

                LONG TERM, PERSEVERANCE SHOULD RESULT IN REWARD.

                     -------------------------------------

AIM High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high-yielding, lower-rated bonds.

o AIM High Yield Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do securities such as U.S. Treasury bills, notes and bonds, for which the government guarantees the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/01, including sales charges

================================================================================
   10 Years                          8.37%
   5 Years                          -0.60
   1 Year                          -21.31*
   *-17.35% excluding sales charges

CLASS B SHARES
   Inception (9/1/93)                2.16%
   5 Years                          -0.65
   1 Year                          -21.61*
   *-17.96% excluding CDSC

CLASS C SHARES
   Inception (8/4/97)               -5.72%
   1 Year                          -18.60*
   *-17.87% excluding CDSC

Past performance cannot guarantee comparable future results.
================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, -27.41%; five years, -1.80%; 10 years, 7.68%. Class B shares, one year, -27.83%;
five years, -1.82%; inception (9/1/93), 1.13%. Class C shares, one year, -25.07%; inception (8/4/97), -7.95%.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                               AIM HIGH YIELD FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   It's an honor to address you as the AIM Funds' new chairman.
[PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.          as AIM's chairman after a long, successful career in the
GRAHAM]            investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
Over the six months covered by this report, the stock market and certain segments of the bond market (particularly the high-yield bond market) were rather unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory and continued to struggle in January 2001. Throughout the reporting period, overseas markets were more turbulent than their U.S. counterpart.

One point this market has driven home is the importance of diversification. While the S&P 500 declined by 3.98% for the six-month period ended January 31, 2001, the Lehman Aggregate Bond Index of investment-grade bonds returned 8.12% during that time frame. Perhaps now more than ever, it's important to spread your investments across different types of assets.

OUR RESPONSE
What do we at AIM do when markets are so uncertain? We stick with our motto:
Invest with Discipline. We continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a difficult period in the markets, a period that requires patience from all of us. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though markets may remain uncertain for some time and we have no way to predict when that will change, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive stock-market valuation in several years. While there is concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Declining interest rates bode well for stocks and bonds, especially hard-hit markets such as high-yield bonds.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. When markets are volatile, many investors may be tempted to make decisions based on emotion, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the six months ended January 31, 2001. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman




                               AIM HIGH YIELD FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



DESPITE DIFFICULTIES LAST YEAR, HIGH-YIELD MARKET STARTS STRONGER IN 2001

                     -------------------------------------

                     IN DECEMBER AND ESPECIALLY IN JANUARY

                         2001, CASH STARTED COMING BACK

                       INTO THE MARKET, PERHAPS SIGNALING

                       THAT A RECOVERY IS ON THE HORIZON.

                     -------------------------------------

THE HIGH-YIELD MARKET STRUGGLED THROUGHOUT MOST OF LAST YEAR. HOW DID AIM HIGH YIELD FUND PERFORM DURING THE REPORTING PERIOD?
A myriad of technical factors--cash outflows, lack of liquidity and rising default rates--plagued the high-yield market for much of last year. As most of the reporting period fell in 2000, AIM High Yield Fund's performance largely reflects last year's high-yield environment. The fund posted returns of -11.52% for Class A shares, -11.88% for Class B shares and -11.77% for Class C shares for the six-month reporting period ended January 31, 2001. These returns are computed at net asset value, that is, without sales charges.
   While the high-yield market had one of its poorest showings in 2000, it was one of the strongest bond sectors at the start of 2001. In December and especially in January 2001, cash started coming back into the market, perhaps signaling that a recovery is on the horizon. For instance, for the month of January, the fund posted returns of 7.99% for Class A shares, 7.91% for Class B shares and 7.93% for Class C shares.
   And despite difficult market conditions for most of the reporting period, the fund continued to provide attractive current income. As of January 31, 2001, the fund's 30-day SEC yield was 12.01% for Class A shares and 11.83% for Class B and Class C shares. By comparison, the yield on the 30-year U.S. Treasury bond was 5.53%.

HOW DID INTEREST-RATE TRENDS INFLUENCE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?
While the Fed left interest rates unchanged for the last half of 2000, by December it had changed its bias from tightening to easing, essentially paving the way for the possibility of future interest-rate cuts. The following month, on January 3, 2001, the Fed in an inter-meeting (not regularly scheduled) did indeed reduce the federal funds rate 50 basis points (0.50%). The Fed then cut rates another 50 basis points at its regular meeting on January 31. The combined January cuts mark the first time since November 1994 that the Fed has eased 100 basis points in a single month. The Fed cited weakening retail sales, industrial production and consumer confidence as motivating the action.

HOW DID FIXED-INCOME MARKETS REACT TO THESE CONDITIONS?
With risk-averse investors fleeing the stock market, government bonds were the star performers in 2000. Credit sectors, affected by a deceleration of economic growth and weakening corporate profits, uniformly underperformed their government counterparts in 2000. But with the Fed's January rate cuts, the bond market took on a new look in 2001. Investors began to rotate out of the relative safety of Treasuries and into the credit market. For the first time in months, corporate bond markets outperformed government markets in January.

HOW DID HIGH-YIELD BONDS FARE DURING THE REPORTING PERIOD?
For most of 2000, the high-yield market suffered from lack of liquidity, a weakening corporate profit outlook and cash-flow problems--cash was flowing out, not in. In January, however, fund flows--often a gauge of investor sentiment--turned dramatically positive. In fact, the high-yield market took in more than $2.5 billion in January, according to AMG Data Services.
   During the reporting period, yields on high-yield bonds were at some of their highest levels in years. In December, yields stood at over 14%. Spreads (the difference between yields on high-yield bonds and comparable-maturity Treasuries) were also wide at well over 900

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account."
Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                               AIM HIGH YIELD FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION
As of 1/31/01, based on total net assets

==================================================================================================================================
TOP 10 HOLDINGS                                                           TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------------------
  1. Spectrasite Holdings, Inc.                                 2.36%       1. Telecommunications (Cellular/Wireless)       19.55%

  2. Charter Communications Holdings/Charter Communications     2.34        2. Broadcasting (Television, Radio & Cable)     11.28
     Holding Capital Corp.

  3. Airlines Pass Through Trust - Series D                     2.26        3. Telephone                                     7.73

  4. Powertel, Inc.                                             2.17        4. Telecommunications (Long Distance)            5.14

  5. Nextel Communications, Inc.                                2.05        5. Oil & Gas (Exploration & Production)          4.45

  6. United Pan-Europe Communications N.V.                      2.02        6. Gaming, Lottery & Parimutuel                  4.14
     (Netherlands) - Series B

  7. Nextel International, Inc.                                 1.85        7. Manufacturing                                 3.82

  8. Intermedia Communications, Inc.                            1.78        8. Airlines                                      3.23

  9. Crown Castle International Corp.                           1.71        9. Aerospace/Defense                             2.64

 10. Versatel Telecom International N.V. (Netherlands)          1.71       10. Power Producers (Independent)                 1.79

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security

==================================================================================================================================

basis points. With January's strong inflows, however, those spreads tightened to around 735 basis points by the end of the reporting period.
   However, not all high-yield sectors performed the same. In 2000, the higher the quality, the better the return. BB rated bonds, the highest-rated high-yield bond category, for instance, posted positive returns last year, whereas B, CCC and non-rated bonds produced negative returns. This trend reversed in January, however, as lower-rated credits like CCC bonds significantly outperformed BB bonds.
   As the economy slowed and earnings warnings proliferated, the high-yield bond market default rate rose. At first glance this would seem negative, but there is a positive aspect to this trend. Yields tend to peak before default rates peak. That is, the market prices in the increased default rate before it actually happens. So it's possible that we are witnessing the start of a high-yield market recovery.

HOW DID YOU MANAGE THE FUND?
As the reporting period largely fell in 2000 when higher-quality bonds outperformed lower-rated bonds, the fund's overweighting in lower-rated sectors had a negative impact on performance. As that trend reversed in January, however, the fund benefited from its holdings in some of the lower-rated tiers.
   Throughout much of last year, we took advantage of opportunities to reposition the fund so we could be more responsive to changes in the market. We increased the fund's allocation to holdings in the higher-rated sectors (on March 31, 2000, the fund had only 1.58% in BB bonds; by the end of the reporting period, that had increased to 14.40%) to enhance the fund's liquidity and flexibility.
   The fund also changed to a flexible dividend, effective with the January 2001 dividend payments. Moving to a flexible dividend helps the fund more readily respond to market opportunities. This change will not affect the frequency or timing of dividends. Income dividends will continue to be paid monthly.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Historically, rate cuts provide stability in the economy. For the high-yield investor, January provided a turning point for the high-yield market. After months of negative returns, cash returned to the market in a big way and provided investors with good returns in January.

FUND PROVIDES ATTRACTIVE INCOME
30-Day SEC Yield as of 1/31/01

================================================================================
FUND CLASS A SHARES              12.01%

FUND CLASS B & C Shares          11.83%

30-Year U.S. Treasury             5.53%

================================================================================

          See important fund and index disclosures inside front cover.

                               AIM HIGH YIELD FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
   AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
   Even within AIM, only people involved with servicing your accounts have access to your information.
   To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                               AIM HIGH YIELD FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 701/2 and have earned income, or be a non-working spouse.
    If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:

o   The account holder is at least 59 1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.

    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.
    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,

THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o STARTING AT 25, SUSAN CONTRIBUTED $2,000 A YEAR to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.
o BILL STARTED INVESTING AT 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.
o KATE WAITED UNTIL SHE WAS 45 TO START INVESTING FOR RETIREMENT. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005. Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

                                    [CHART]

============================================================
     Susan                   Bill                  Kate

      2200
      4620
      7282
     10210
     13431
     16974
     20872
     25159
     29875
     35062
     38569                   2200
     42425                   4620
     46668                   7282
     51335                  10210
     56468                  13431
     62115                  16974
     68327                  20872
     75159                  25159
     82675                  29875
     90943                  35062
    100037                  40769                   2200
    110041                  47045                   4620
    121045                  53950                   7282
    133149                  61545                  10210
    146464                  69899                  13431
    161110                  76889                  16974
    177222                  84578                  20872
    194944                  93036                  25159
    214438                 102340                  29875
    235882                 112574                  35062
    259470                 123831                  40769
    285417                 136214                  47045
    313959                 149836                  53950
    345355                 164819                  61545
    379890                 181301                  69899
    417879                 199431                  79089
    459667                 219374                  89198
    505634                 241312                 100318
    556197                 265443                 112550
    611817                 291987                 126005
    672998                 321186                 140805
============================================================

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.

                               AIM HIGH YIELD FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
    Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
    Note: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
    When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
    This discussion does not constitute tax advice. Please discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.

IS TAX-EXEMPT INVESTING FOR YOU?

o   Has your federal income tax bill gone up in the past few years?
o   Do your investments provide a significant amount of your income?
o   Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?

    If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.

COMPARING YIELDS SHOWS APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
    Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD
at 2000 federal income tax rates*

                                         TAX-EXEMPT YIELD
                           MARGINAL      5%            6%           7%
TAXABLE INCOME             INCOME
(JOINT RETURN)             TAX RATE      TAXABLE-EQUIVALENT YIELD
 $0-$43,850                15%           5.9%         7.1%         8.2%

$43,851-$105,950           28            6.9          8.3          9.7

$105,951-$161,450          31            7.2          8.7         10.1

$161,451-$288,350          36            7.8          9.4         10.9

More than $288,350         39.6          8.3          9.9         11.6

This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund. *A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.



                               AIM HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
January 31, 2001
(Unaudited)

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-89.45%

AEROSPACE/DEFENSE-2.61%

EarthWatch Inc., Sr. Disc. Notes,
  12.50%, 03/01/05 (Acquired
    03/14/97-09/01/99; Cost
    $15,500,000)(a)(b)             $22,320,000   $   15,679,800
---------------------------------------------------------------
  13.00%, 07/15/07(a)               34,000,000       24,990,000
---------------------------------------------------------------
Precision Partners, Inc., Sr.
  Unsec. Sub. Notes, 12.00%,
  03/15/09                          19,225,000        9,708,625
===============================================================
                                                     50,378,425
===============================================================

AIR FREIGHT-0.21%

Atlas Air, Inc., Sr. Unsec.
  Notes, 10.75%, 08/01/05            3,817,000        3,988,765
===============================================================

AIRLINES-3.23%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub. Euro
  Notes, 10.88%, 03/15/19           59,123,722       43,641,289
---------------------------------------------------------------
Dunlop Standard Aerospace
  Holdings PLC (United Kingdom),
  Sr. Unsec. Sub. Yankee Notes,
  11.88%, 05/15/09                  17,960,000       18,768,200
===============================================================
                                                     62,409,489
===============================================================

AUTO PARTS & EQUIPMENT-0.77%

Advance Stores Co., Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%,
    04/15/08                        17,400,000       14,877,000
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-11.20%

Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes,
    9.88%, 03/01/07                 15,700,000       15,817,750
---------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%,
    10/01/10                        11,465,000       12,152,900
---------------------------------------------------------------
Charter Communications Holdings,
  LLC/ Charter Communications
  Holding Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%,
    04/01/11(a)                     39,150,000       26,328,375
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%,
    01/15/10                         5,000,000        5,137,500
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%,
    10/01/09 (Acquired 01/05/01;
    Cost $9,092,083)(b)              9,100,000        9,555,000
---------------------------------------------------------------
  Sr. Unsec. Notes, 11.13%,
    01/15/11 (Acquired 01/05/01;
    Cost $3,900,000)(b)              3,900,000        4,134,000
---------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
  Deb.,
  7.63%, 07/15/18                    3,934,000        3,835,139
---------------------------------------------------------------
  7.88%, 02/15/18                    4,580,000        4,572,489
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Diamond Cable Communications PLC
  (United Kingdom),
  Sr. Unsec. Disc. Yankee Notes,
    10.75%, 02/15/07(a)            $18,995,000   $   13,961,325
---------------------------------------------------------------
  Sr. Unsec. Unsub. Yankee Notes,
    11.75%, 12/15/05                 1,000,000          970,000
---------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
    13.25%, 09/30/04                 7,370,000        7,406,850
---------------------------------------------------------------
EchoStar Broadband Corp., Sr.
  Unsec. Notes, 10.38%, 10/01/07
  (Acquired 11/27/00-11/30/00;
  Cost $6,134,800)(b)                6,480,000        6,852,600
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(a)                       21,240,000       18,585,000
---------------------------------------------------------------
FrontierVision Operating
  Partners, L.P., Sr. Unsec. Sub.
  Notes, 11.00%, 10/15/06            7,000,000        7,280,000
---------------------------------------------------------------
Insight Midwest LP/Insight
  Capital Inc., Sr. Unsec. Notes,
  10.50%, 11/01/10(c)               10,150,000       10,911,250
---------------------------------------------------------------
Mediacom LLC/Mediacom Capital
  Corp., Sr. Notes, 9.50%,
  01/15/13 (Acquired 01/17/01;
  Cost $10,804,952)(b)              10,900,000       10,954,500
---------------------------------------------------------------
Pegasus Communications
  Corp.-Series B, Sr. Unsec.
  Notes, 12.50%, 08/01/07           17,500,000       18,637,500
---------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands)-Series B,
  Sr. Unsec. Yankee Notes,
    11.25%, 02/01/10                16,710,000       13,117,350
---------------------------------------------------------------
  Sr. Unsec. Yankee Notes,
    11.50%, 02/01/10                 8,200,000        6,437,000
---------------------------------------------------------------
  Sr. Unsec. Disc. Yankee Notes,
    13.38%, 02/01/10(a)             40,910,000       15,750,350
---------------------------------------------------------------
  Sr. Unsec. Disc. Yankee Notes,
    13.75%, 02/01/10(a)              9,445,000        3,636,325
===============================================================
                                                    216,033,203
===============================================================

BUILDING MATERIALS-1.09%

Blount Inc., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 08/01/09           14,910,000       11,406,150
---------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec.
  Gtd. Sub. Notes, 13.00%,
  06/15/09                           9,580,000        9,580,000
---------------------------------------------------------------
Imperial Home Decor Group-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 03/15/08 (Acquired
  03/11/98-04/02/98; Cost
  $19,210,375)(b)(d)                19,100,000           95,500
===============================================================
                                                     21,081,650
===============================================================

COMPUTERS (NETWORKING)-1.17%

Convergent Communications-Series
  B, Sr. Unsec. Notes, 13.00%,
  04/01/08                          23,540,000        9,004,050
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
COMPUTERS (NETWORKING)-(CONTINUED)

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08   $14,075,000   $   13,582,375
===============================================================
                                                     22,586,425
===============================================================

COMPUTERS (PERIPHERALS)-0.57%

Equinix, Inc., Sr. Unsec. Notes,
  13.00%, 12/01/07                  15,110,000       11,068,075
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-1.24%

Cybernet Internet Services
  International, Inc., Conv.
  Unsec. Sub. Notes, 13.00%,
  08/15/09(a)(c)                    10,675,000          560,437
---------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes,
  12.50%, 02/01/10                  24,000,000       10,860,000
---------------------------------------------------------------
GT Group Telecom Inc. (Canada),
  Sr. Unsec. Disc. Yankee Notes,
  13.25%, 02/01/10(a)               28,900,000       12,427,000
===============================================================
                                                     23,847,437
===============================================================

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.53%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08      14,000,000       10,150,000
===============================================================

DISTRIBUTORS (FOOD &
  HEALTH)-0.46%

Fleming Cos., Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.63%,
  07/31/07                          11,680,000        8,935,200
===============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.56%

Cherokee International LCC-Series
  B, Sr. Unsec. Sub. Notes,
  10.50%, 05/01/09                  12,250,000       10,718,750
===============================================================

ENGINEERING & CONSTRUCTION-0.65%

Morrison Knudsen Corp., Sr.
  Unsec. Gtd. Notes, 11.00%,
  07/01/10(c)                       13,590,000       12,536,775
===============================================================

ENTERTAINMENT-0.85%

Callahan Nordrhein Westfalen
  (Germany), Sr. Unsec. Yankee
  Notes, 14.00%, 07/15/10
  (Acquired 06/29/00-08/28/00;
  Cost $16,228,250)(b)              16,240,000       16,321,200
===============================================================

FINANCIAL (DIVERSIFIED)-1.54%

Madison River Capital LLC/Madison
  River Finance Corp., Sr. Unsec.
  Notes, 13.25%, 03/01/10           17,700,000       13,186,500
---------------------------------------------------------------
ONO Finance PLC (United Kingdom),
  Sr. Unsec. Gtd. Euro Notes,
  13.00%, 05/01/09(e)               18,200,000       16,471,000
===============================================================
                                                     29,657,500
===============================================================

FOODS-0.18%

Volume Services America Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  03/01/09                           4,000,000        3,520,000
===============================================================

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-4.14%

Ameristar Casinos, Inc., Sr. Sub.
  Notes, 10.75%, 02/15/09
  (Acquired 01/30/01; Cost
  $13,351,133)(b)                  $13,530,000   $   13,631,475
---------------------------------------------------------------
Hollywood Casino Corp., Sr. Sec.
  Gtd. Notes, 11.25%, 05/01/07       7,950,000        8,407,125
---------------------------------------------------------------
Isle of Capri Casinos, Inc.,
  Unsec. Gtd. Sub. Notes, 8.75%,
  04/15/09                          14,015,000       12,333,200
---------------------------------------------------------------
MGM Grand, Inc., Sr. Unsec. Gtd.
  Sub. Notes,
  8.38%, 02/01/11                    9,100,000        9,168,250
---------------------------------------------------------------
  9.75%, 06/01/07                   12,240,000       12,913,200
---------------------------------------------------------------
Park Place Entertainment Corp.,
  Sr. Unsec. Sub. Notes, 8.88%,
  09/15/08                           8,050,000        8,231,125
---------------------------------------------------------------
Resort at Summerlin LP-Series B,
  Sr. Sub. Notes, 13.00%,
  12/15/07 (Acquired
  12/23/97-11/10/99; Cost
  $24,293,358)(b)(d)                25,769,000        2,705,745
---------------------------------------------------------------
Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                          11,990,000       12,529,550
===============================================================
                                                     79,919,670
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.13%

Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  02/15/08(c)                       20,650,000       21,889,000
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.12%

HCA-Healthcare Co. (The), Notes,
  8.75%, 09/01/10                    2,280,000        2,411,100
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.44%

DJ Orthopedics, LLC, Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  06/15/09                           8,700,000        8,569,500
===============================================================

HOMEBUILDING-0.66%

K. Hovanian Enterprises Inc., Sr.
  Unsec. Gtd. Notes, 10.50%,
  10/01/07(c)                        9,165,000        9,027,525
---------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 9.95%, 05/01/10        3,400,000        3,621,000
===============================================================
                                                     12,648,525
===============================================================

HOUSEHOLD FURNISHING &
  APPLIANCES-1.48%

Falcon Products, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  11.38%, 06/15/09                   9,065,000        8,498,437
---------------------------------------------------------------
O'Sullivan Industries,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 13.38%, 10/15/09      20,195,000        7,977,025
---------------------------------------------------------------
Winsloew Furniture, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  12.75%, 08/15/07                  13,470,000       12,089,325
===============================================================
                                                     28,564,787
===============================================================

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

IRON & STEEL-0.24%

Sheffield Steel Corp.-Series B,
  First Mortgage Notes, 11.50%,
  12/01/05                         $10,000,000   $    4,550,000
===============================================================

LEISURE TIME (PRODUCTS)-0.43%

  Marvel Enterprises, Inc., Sr.
    Unsec. Gtd. Sub. Notes,
    12.00%, 06/15/09                18,250,000        8,258,125
===============================================================

MACHINERY (DIVERSIFIED)-0.82%

Actuant Corp., Sr. Unsec. Gtd.
  Sub. Bonds, 13.00%, 05/01/09       9,160,000        9,205,800
---------------------------------------------------------------
National Equipment
  Services-Series B, Sr. Unsec.
  Sub. Notes, 10.00%, 11/30/04       8,850,000        6,549,000
===============================================================
                                                     15,754,800
===============================================================

MANUFACTURING (DIVERSIFIED)-0.85%

Anthony Crane Rentals LP-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 08/01/08                  17,005,000        7,057,075
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07
  (Acquired 03/26/97-03/16/99;
  Cost 24,220,088)(b)(d)            24,915,000          622,875
---------------------------------------------------------------
Jordan Industries, Inc.-Series D,
  Sr. Unsec. Notes, 10.38%,
  08/01/07                          10,000,000        8,750,000
===============================================================
                                                     16,429,950
===============================================================

MANUFACTURING (SPECIALIZED)-3.82%

Berry Plastics Corp.
  Series C, Sr. Gtd. Sub. Notes,
    12.25%, 04/15/04                 2,750,000        2,406,250
---------------------------------------------------------------
  Sr. Gtd. Sub. Notes, 12.25%,
    04/15/04(e)                      6,500,000        5,817,500
---------------------------------------------------------------
Brand Scaffold Services, Inc.,
  Sr. Unsec. Notes, 10.25%,
  02/15/08                           9,930,000        9,011,475
---------------------------------------------------------------
First Wave Marine, Inc., Sr.
  Unsec. Notes, 11.00%, 02/01/08
  (Acquired 01/27/98-01/22/99;
  Cost $23,020,044)(b)(d)           22,835,000        2,169,325
---------------------------------------------------------------
Flextronics International Ltd.,
  Sr. Yankee Sub. Notes, 9.88%,
  07/01/10                           9,200,000        9,821,000
---------------------------------------------------------------
Key Plastics Holdings,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 03/15/07
  (Acquired 03/20/97-03/17/99;
  Cost $23,679,275)(b)(d)           23,770,000          356,550
---------------------------------------------------------------
Knowles Electronics Inc., Sr.
  Unsec. Gtd. Sub. Notes, 13.13%,
  10/15/09                           9,860,000       10,007,900
---------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                          15,190,000       15,265,950
---------------------------------------------------------------
Neenah Corp.-
  Series B, Sr. Sub. Notes,
    11.13%, 05/01/07                 2,000,000        1,250,000
---------------------------------------------------------------
  Series D, Sr. Sub. Notes,
    11.13%, 05/01/07                15,000,000        9,375,000
---------------------------------------------------------------
Tekni-Plex, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.75%,
  06/15/10                           8,700,000        8,221,500
===============================================================
                                                     73,702,450
===============================================================

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

METALS MINING-0.68%

Centaur Mining and Exploration
  Ltd. (Australia), Sr. Gtd.
  Yankee Notes, 11.00%, 12/01/07   $28,800,000   $    5,904,000
---------------------------------------------------------------
Doe Run Resources Corp.
  (The)-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 11.25%, 03/15/05      15,000,000        7,275,000
===============================================================
                                                     13,179,000
===============================================================

NATURAL GAS-0.66%

Western Gas Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.00%,
  06/15/09                          12,000,000       12,720,000
===============================================================

OFFICE EQUIPMENT & SUPPLIES-0.34%

Global Imaging Systems, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/07                           8,800,000        6,468,000
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-1.55%

Grant Prideco, Inc., Sr. Notes,
  9.63%, 12/01/07 (Acquired
  11/29/00; Cost $4,581,372)(b)      4,610,000        4,880,837
---------------------------------------------------------------
Pride International, Inc., Sr.
  Unsec. Notes, 10.00%, 06/01/09    12,735,000       13,658,287
---------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr.
  Unsec. Notes, 6.95%, 04/15/08     11,445,000       11,273,325
===============================================================
                                                     29,812,449
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-4.44%

Abraxas Petroleum Corp.,
  Series A, Sr. Gtd. Sub. Notes,
    11.50%, 11/01/04                 8,644,000        7,649,940
---------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Notes,
    12.88%, 03/15/03                14,250,000       14,748,750
---------------------------------------------------------------
Canadian Forest Oil Ltd.
  (Canada), Sr. Unsec. Gtd.
  Yankee Sub. Notes, 8.75%,
  09/15/07                           3,750,000        3,796,875
---------------------------------------------------------------
Chesapeake Energy Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  9.63%, 05/01/05                    8,900,000        9,233,750
---------------------------------------------------------------
Comstock Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  05/01/07                          15,525,000       16,534,125
---------------------------------------------------------------
Pioneer Natural Resources Co.,
  Sr. Unsec. Gtd. Notes, 9.63%,
  04/01/10                          13,000,000       14,170,000
---------------------------------------------------------------
Pogo Producing Co.-Series B, Sr.
  Unsec. Sub. Notes, 10.38%,
  02/15/09                          18,335,000       19,618,450
===============================================================
                                                     85,751,890
===============================================================

OIL & GAS (REFINING &
  MARKETING)-1.28%

Frontier Oil Corp., Sr. Unsec.
  Notes, 11.75%, 11/15/09           13,810,000       14,155,250
---------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.13%,
  07/01/06                          13,575,000       10,588,500
===============================================================
                                                     24,743,750
===============================================================

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

PAPER & FOREST PRODUCTS-0.10%

Tembec Industries Inc., Sr.
  Unsec. Gtd. Notes, 8.50%,
  02/01/11 (Acquired 01/10/01;
  Cost $1,824,654)(b)              $ 1,840,000   $    1,883,700
===============================================================

PHOTOGRAPHY/IMAGING-0.47%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                  13,680,000        9,097,200
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-1.79%

AES Corp. (The),
  Sr. Unsec. Unsub. Notes, 9.38%,
    09/15/10                        10,000,000       10,600,000
---------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%,
    06/01/09                         5,000,000        5,300,000
---------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes,
  8.63%, 08/15/10                    3,600,000        3,618,000
---------------------------------------------------------------
Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.63%,
  08/20/12                          17,678,625       15,115,224
===============================================================
                                                     34,633,224
===============================================================

RAILROADS-1.60%

Kansas City Southern Railway, Sr.
  Notes, 9.50%, 10/01/08(c)          8,200,000        8,651,000
---------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.88%, 08/15/10                  14,375,000       13,728,125
---------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr.
  Yankee Gtd. Disc. Notes,
  11.75%, 06/15/09(a)               10,225,000        8,410,063
===============================================================
                                                     30,789,188
===============================================================

REAL ESTATE INVESTMENT
  TRUSTS-0.20%

Pinnacle Holdings Inc., Sr.
  Unsec. Disc. Notes, 10.00%,
  03/15/08(a)                        6,340,000        3,899,100
===============================================================

RETAIL (GENERAL
  MERCHANDISE)-0.71%

Pantry, Inc. (The), Sr. Unsec.
  Gtd. Sub. Notes, 10.25%,
  10/15/07                           9,600,000        9,360,000
---------------------------------------------------------------
Travelcenters of America Inc.,
  Sr. Unsec. Sub. Notes, 12.75%,
  05/01/09 (Acquired 11/09/00;
  Cost $4,333,320)(b)(d)             4,500,000        4,410,000
===============================================================
                                                     13,770,000
===============================================================

RETAIL (SPECIALTY)-1.04%

CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06        10,860,000        7,656,300
---------------------------------------------------------------
Neff Corp., Sr. Gtd. Sub. Notes,
  10.25%, 06/01/08                  21,250,000       12,431,250
===============================================================
                                                     20,087,550
===============================================================

RETAIL (SPECIALTY-APPAREL)-0.71%

Big 5 Corp.-Series B, Sr. Unsec.
  Notes, 10.88%, 11/15/07           15,165,000       13,610,588
===============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.22%

MDC Corp. Inc. (Canada), Sr.
  Unsec. Sub. Yankee Notes,
  10.50%, 12/01/06                   4,545,000        4,249,575
===============================================================

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

SERVICES (COMMERCIAL &
  CONSUMER)-0.89%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                         $15,630,000   $   17,114,850
===============================================================

SERVICES (EMPLOYMENT)-0.68%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.38%,
  01/15/08                          14,930,000       13,213,050
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-16.46%

AirGate PCS, Inc., Sr. Disc. Sub.
  Notes, 13.50%, 10/01/09(a)(e)     20,350,000       13,329,250
---------------------------------------------------------------
Alamosa Delaware Inc., Sr. Notes,
  12.50%, 02/01/11 (Acquired
  01/24/01; Cost $6,000,000)(b)      6,000,000        6,120,000
---------------------------------------------------------------
Alamosa PCS Holdings, Inc., Sr.
  Unsec. Gtd. Disc. Notes,
  12.88%, 02/15/10(a)               20,850,000       11,780,250
---------------------------------------------------------------
American Tower Corp., Sr. Notes,
  9.38%, 02/01/09 (Acquired
  01/25/01; Cost $11,000,000)(b)    11,000,000       11,165,000
---------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%,
    11/15/07(a)                     10,144,000        8,520,960
---------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%,
    08/01/11                        11,600,000       12,470,000
---------------------------------------------------------------
Horizon PCS, Inc., Sr. Disc.
  Notes, 14.00%,
  10/01/10(a)(c)(e)                 27,500,000       13,612,500
---------------------------------------------------------------
iPCS, Inc. Sr. Unsec. Disc. Gtd.
  Notes, 14.00%, 07/15/10
  (Acquired 06/30/00; Cost
  $2,995,843)(a)(b)(e)               5,900,000        2,743,500
---------------------------------------------------------------
IWO Holdings, Inc., Sr. Notes,
  14.00%, 01/15/11 (Acquired
  01/26/01; Cost
  $13,380,000)(b)(e)                13,380,000       13,480,350
---------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr.
  Unsec. Yankee Notes, 14.00%,
  04/01/09                           2,000,000        1,610,000
---------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Unsec. Notes, 13.50%, 05/15/09    21,100,000        7,068,500
---------------------------------------------------------------
Knology Holdings, Inc., Sr.
  Unsub. Disc. Notes, 11.88%,
  10/15/07(a)                       44,305,000       13,845,313
---------------------------------------------------------------
Microcell Telecommunications
  Inc.-Series B, (Canada), Sr.
  Disc. Yankee Notes, 14.00%,
  06/01/06(a)                        1,800,000        1,791,000
---------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes,
  9.50%, 02/01/11 (Acquired
    01/22/01; Cost $4,810,000)(b)    4,810,000        4,834,050
---------------------------------------------------------------
  12.00%, 11/01/08                  29,040,000       31,218,000
---------------------------------------------------------------
Nextel International, Inc.,
  Sr. Unsec. Disc. Notes, 12.13%,
    04/15/08(a)                     32,815,000       18,868,625
---------------------------------------------------------------
  Sr. Notes, 12.75%, 08/01/10(c)    17,600,000       15,664,000
---------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Sub. Notes, 11.25%,
  01/15/07                          20,300,000        8,424,500
---------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Notes,
  12.00%, 05/01/06                  38,000,000       38,190,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

SBA Communications Corp., Sr.
  Notes, 10.25%, 02/01/09
  (Acquired 01/26/01; Cost
  $8,130,000)(b)                   $ 8,130,000   $    8,211,300
---------------------------------------------------------------
Spectrasite Holdings, Inc., Sr.
  Unsec. Disc. Notes, 11.25%,
  04/15/09(a)                       21,230,000       13,587,200
---------------------------------------------------------------
  Sr. Disc. Notes, 12.00%,
    07/15/08(a)                     30,300,000       21,513,000
---------------------------------------------------------------
  Sr. Notes, 12.50%, 11/15/10
    (Acquired 12/15/00-12/19/00;
    Cost $9,225,720)(b)              9,600,000       10,344,000
---------------------------------------------------------------
Telecorp PCS, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 10.63%,
  07/15/10                           4,650,000        4,917,375
---------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Sub.
  Notes, 10.38%, 01/15/11
  (Acquired 01/19/01-01/25/01;
  Cost $6,417,500)(b)                6,400,000        6,496,000
---------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Sub.
  Notes, 9.38%, 02/01/11
  (Acquired 01/16/01; Cost
  $4,364,580)(b)                     4,400,000        4,433,000
---------------------------------------------------------------
UbiquiTel Operating Co., Sr.
  Unsec. Gtd. Disc. Sub. Notes,
  14.00%, 04/15/10(a)               28,700,000       13,345,500
===============================================================
                                                    317,583,173
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-4.58%

360networks Inc. (Canada),
  Sr. Unsec. Sub. Yankee Notes,
    12.00%, 08/01/09                14,500,000       12,180,000
---------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                         9,065,000        8,521,100
---------------------------------------------------------------
  Sr. Unsec. Yankee Notes,
    13.00%, 05/01/08                 6,000,000        5,460,000
---------------------------------------------------------------
Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07    20,200,000        6,161,000
---------------------------------------------------------------
Global Crossing Holdings Ltd.,
  Sr. Notes, 8.70%, 08/01/07
  (Acquired 01/23/01; Cost
  $9,022,468)(b)                     9,100,000        9,118,200
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04(e)                       20,000,000        8,700,000
---------------------------------------------------------------
ProNet Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                  19,650,000        5,010,750
---------------------------------------------------------------
Versatel Telecom International
  N.V. (Netherlands),
  Sr. Unsec. Yankee Notes,
    13.25%, 05/15/08                12,810,000       10,632,300
---------------------------------------------------------------
  Sr. Yankee Notes, 13.25%,
    05/15/08                        19,100,000       15,853,000
---------------------------------------------------------------
Viatel, Inc.,
  Sr. Sec. Notes, 11.25%,
    04/15/08                         9,250,000        3,191,250
---------------------------------------------------------------
  Sr. Unsec. Notes, 11.50%,
    03/15/09                        10,417,000        3,593,865
===============================================================
                                                     88,421,465
===============================================================

TELEPHONE-7.65%

Alestra S.A. (Mexico), Sr. Unsec.
  Yankee Notes, 12.13%,
  05/15/06(c)                        3,000,000        2,775,000
---------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%, 02/15/08
  (Acquired 09/23/98-06/09/99;
  Cost $41,505,000)(a)(b)(d)        79,250,000        5,151,250
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELEPHONE-(CONTINUED)

Impsat Fiber Networks Inc., Sr.
  Unsec. Notes, 13.75%, 02/15/05   $12,000,000   $    8,220,000
---------------------------------------------------------------
Intermedia Communications Inc.,
  Sr. Unsec. Notes, 8.60%,
    06/01/08                         2,830,000        2,589,450
---------------------------------------------------------------
  Sr. Notes, 8.88%, 11/01/07         2,000,000        1,830,000
---------------------------------------------------------------
  Series B, Sr. Disc. Notes,
    11.25%, 07/15/07(a)             32,620,000       26,911,500
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.50%,
    05/15/06(a)                      3,200,000        2,960,000
---------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes,
  13.00%, 08/15/10                  15,155,000       11,896,675
---------------------------------------------------------------
NTL Communications Corp., Sr.
  Unsec. Notes
  11.50%, 10/01/08                  19,570,000       18,982,900
---------------------------------------------------------------
  12.38%, 10/01/08(a)               14,705,000        9,190,625
---------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes,
  11.50%, 02/01/06(a)                5,083,000        4,828,850
---------------------------------------------------------------
PF.Net Communications, Inc., Sr.
  Unsec. Notes, 13.75%, 05/15/10    18,200,000       10,920,000
---------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd.
  Yankee Sub. Notes, 11.25%,
  12/01/09                          11,400,000       11,571,000
---------------------------------------------------------------
XO Communications, Inc.,
  Sr. Unsec. Notes, 10.75%,
    11/15/08                        15,005,000       14,029,675
---------------------------------------------------------------
  Sr. Disc. Notes, 12.13%,
    12/01/09(a)                     11,500,000        6,382,500
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.25%,
    06/01/09(a)                     16,165,000        9,375,700
===============================================================
                                                    147,615,125
===============================================================

TEXTILES (APPAREL)-0.48%

Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05            8,975,000        9,199,375
===============================================================

TRUCKERS-0.88%

North American Van Lines Inc.,
  Sr. Sub. Notes, 13.38%,
  12/01/09(c)                       21,000,000       16,905,000
===============================================================

WASTE MANAGEMENT-1.05%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09      19,950,000       20,249,250
===============================================================
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $2,203,688,046)                             1,725,804,303
===============================================================


                                     SHARES
STOCKS & OTHER EQUITY
  INTERESTS-3.97%

AEROSPACE/DEFENSE-0.03%

Earthwatch Inc.-$.30 PIK Pfd.,
  (Acquired 09/15/99-12/15/00;
  Cost $53,343)(b)                   1,882,603          470,651
---------------------------------------------------------------
Earthwatch Inc.-Series C, $1.20,
  Conv. Pfd.                           117,221           58,611
===============================================================
                                                        529,262
===============================================================

                                                     MARKET
                                     SHARES          VALUE

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.08%

UnitedGlobalCom Inc.-Class A(f)         83,896   $    1,536,345
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.06%

Tenet Healthcare Corp.(f)               26,460        1,154,185
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-0.19%

Abraxas Petroleum Corp.(f)             736,227        3,629,599
===============================================================

SERVICES (COMPUTER SYSTEMS)-0.02%

Convergent Communications,
  Inc.(f)                              179,280          341,753
===============================================================

SHIPPING-0.04%

Pegasus Shipping Hellas Co.
  (Bermuda)                             15,000          900,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.99%

AirGate PCS, Inc.(f)                    61,003        2,790,887
---------------------------------------------------------------
Celcaribe S.A., Ordinary Trust
  Ctfs. (Acquired
  05/17/94-01/23/97; Cost
  $0)(b)(f)                          2,276,400        2,276,400
---------------------------------------------------------------
Crown Castle International
  Corp.(f)                               8,686          242,665
---------------------------------------------------------------
Crown Castle International
  Corp.-$3.13 Conv. Pfd.               248,000       11,712,048
---------------------------------------------------------------
Dobson Communications
  Corp.-$122.50 PIK Pfd.                24,229       21,927,245
---------------------------------------------------------------
Microcell Telecommunications
  Inc.-Class B- ADR (Canada)(f)        253,257        6,220,625
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(f)                                 104,390        3,581,882
---------------------------------------------------------------
Powertel, Inc.(f)                       45,663        3,724,388
---------------------------------------------------------------
WebLink Wireless, Inc.(f)            1,260,940        2,285,454
---------------------------------------------------------------
World Access, Inc.-Series D,
  Conv. Pfd. (Acquired 03/03/00;
  Cost $16,365,448)(b)(f)               16,707        3,007,260
===============================================================
                                                     57,768,854
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.56%

AT&T Latin America Corp.(f)            804,650        4,174,122
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(f)                               34,902          188,689
---------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(f)            452,021        6,413,048
===============================================================
                                                     10,775,859
===============================================================
    Total Stocks & Other Equity
      Interests (Cost
      $86,604,898)                                   76,635,857
===============================================================

WARRANTS & OTHER INTERESTS-0.39%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.00%

Knology Inc.-Wts., expiring
  10/22/07 (Acquired
  03/12/98-02/01/00; Cost
  $270)(b)(g)                           47,295           11,824
===============================================================

                                                     MARKET
                                     SHARES          VALUE

BUILDING MATERIALS-0.01%

Dayton Superior-Wts., expiring
  06/15/09 (Acquired 08/07/00;
  Cost $0)(b)(g)                         9,080   $      186,140
===============================================================

CHEMICALS (DIVERSIFIED)-0.00%

Sterling Chemicals Holdings-Wts.,
  expiring 08/15/08(g)                   7,500           11,250
===============================================================

COMPUTERS (PERIPHERALS)-0.08%

Equinix, Inc.-Wts., expiring
  12/01/07 (Acquired 05/30/00;
  Cost $0)(b)(g)                        15,110        1,590,327
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.09%

Cybernet Internet Services
  International, Inc.-Wts.,
  expiring 07/01/09 (Acquired
  10/18/99; Cost $0)(b)(g)              23,000          120,750
---------------------------------------------------------------
GT Group Telecom Inc.
  (Canada)-Wts., expiring
  02/01/10 (Acquired 09/18/00;
  Cost $3,113,913)(b)(g)                28,900        1,596,725
===============================================================
                                                      1,717,475
===============================================================

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc.-Wts.,
  expiring 02/01/04(g)                  18,802           18,802
===============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.00%

Resort At Summerlin LP-Wts.,
  expiring 12/15/07(g)                  21,198              212
===============================================================

HOUSEHOLD FURNISHING &
  APPLIANCES-0.01%

O'Sullivan Industries,
  Inc.-Series B-Wts., expiring
  11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(g)                        20,195           11,107
---------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts.,
  expiring 11/15/09 (Acquired
  06/13/00; Cost $0)(b)(g)              20,195           11,107
---------------------------------------------------------------
Winsloew Furniture, Inc.-Wts.,
  expiring 08/15/07 (Acquired
  12/06/99; Cost $0)(b)(g)              13,470          136,384
===============================================================
                                                        158,598
===============================================================

IRON & STEEL-0.00%

Bar Technologies, Inc.-Wts.,
  expiring 04/01/01(g)                   6,000               60
===============================================================

METAL FABRICATORS-0.00%

Gulf States Steel, Inc.-Wts.,
  expiring 04/15/03(f)(g)               15,990              160
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.01%

Abraxas Petroleum Corp.-Rts.           736,227          138,043
===============================================================

RAILROADS-0.01%

Railamerica Transportation
  Corp.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost
  $0)(b)(g)                             14,375          147,344
===============================================================

                                                     MARKET
                                     SHARES          VALUE

SHIPPING-0.00%

Pegasus Shipping Hellas Co.
  (Bermuda)- Wts., expiring
  07/01/08 (Acquired 06/24/98;
  Cost $0)(b)(g)                        15,000   $            0
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.10%

Globalstar Telecom-Wts., expiring
  02/15/04 (Acquired 01/05/00;
  Cost $11,790)(b)(g)                       45                0
---------------------------------------------------------------
iPCS, Inc.-Wts., expiring
  07/15/10 (Acquired 06/30/00;
  Cost $2,995,843)(b)(g)                 5,900          119,475
---------------------------------------------------------------
KMC Telecom Holdings, Inc.,
  expiring 04/15/08(c)(g)                   35               72
---------------------------------------------------------------
Nextel International, Inc.-Wts.,
  expiring 04/15/07(g)                  39,500        1,194,875
---------------------------------------------------------------
Ubiquitel Operating Co.-Wts.,
  expiring 04/15/10 (Acquired
  08/10/00; Cost $0)(b)(g)              28,700          578,133
===============================================================
                                                      1,892,555
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.00%

Long Distance International,
  Inc.-Wts., expiring 04/13/08(g)       25,620              256
===============================================================

                                                     MARKET
                                     SHARES          VALUE

TELEPHONE-0.08%

NTELOS Inc.-Wts., expiring
  08/15/10 (Acquired 11/15/00;
  Cost $0)(b)(g)                        15,155   $      113,662
---------------------------------------------------------------
PF.Net Communications, Inc.-Wts.,
  expiring 05/15/10 (Acquired
  07/19/00; Cost $0)(b)(g)              18,200        1,456,000
===============================================================
                                                      1,569,662
===============================================================
    Total Warrants & Other
      Interests (Cost $3,520,970)                     7,442,708
===============================================================

MONEY MARKET FUNDS-5.60%

STIC Liquid Assets Portfolio(h)     54,039,917       54,039,917
---------------------------------------------------------------
STIC Prime Portfolio(h)             54,039,917       54,039,917
===============================================================
    Total Money Market Funds
      (Cost $108,079,834)                           108,079,834
===============================================================
TOTAL INVESTMENTS-99.41% (Cost
  $2,401,893,748)                                 1,917,962,702
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.59%                                  11,315,536
===============================================================
NET ASSETS-100.00%                               $1,929,278,238
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Rts.    - Rights
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 01/31/01 was $188,183,046, which represented 9.75% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(e) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(f)  Non-income producing security.
(g)  Acquired as part of a unit with or in exchange for other securities.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,401,893,748)                              $1,917,962,702
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                 12,195,749
-------------------------------------------------------------
  Dividends and interest                           49,530,312
-------------------------------------------------------------
Investment for deferred compensation plan             101,690
-------------------------------------------------------------
Other assets                                           80,394
=============================================================
    Total assets                                1,979,870,847
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            35,363,369
-------------------------------------------------------------
  Fund shares reacquired                            3,603,413
-------------------------------------------------------------
  Dividends                                         9,174,651
-------------------------------------------------------------
  Deferred compensation plan                          101,690
-------------------------------------------------------------
  Deferred interest income                              7,014
-------------------------------------------------------------
Accrued advisory fees                                 776,476
-------------------------------------------------------------
Accrued administrative services fees                   13,585
-------------------------------------------------------------
Accrued distribution fees                           1,107,738
-------------------------------------------------------------
Accrued trustees' fees                                    861
-------------------------------------------------------------
Accrued transfer agent fees                           312,440
-------------------------------------------------------------
Accrued operating expenses                            131,372
=============================================================
    Total liabilities                              50,592,609
=============================================================
Net assets applicable to shares outstanding    $1,929,278,238
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  911,201,984
_____________________________________________________________
=============================================================
Class B                                        $  925,931,863
_____________________________________________________________
=============================================================
Class C                                        $   92,144,391
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           157,051,474
_____________________________________________________________
=============================================================
Class B                                           159,289,210
_____________________________________________________________
=============================================================
Class C                                            15,892,882
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $         5.80
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $5.80 divided by
      95.25%)                                  $         6.09
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $         5.81
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $         5.80
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                       $ 124,146,121
------------------------------------------------------------
Dividends                                          4,035,343
------------------------------------------------------------
Dividends from affiliated money market funds       2,827,946
============================================================
    Total investment income                      131,009,410
============================================================

EXPENSES:

Advisory fees                                      4,959,526
------------------------------------------------------------
Administrative services fees                          82,970
------------------------------------------------------------
Custodian fees                                        82,168
------------------------------------------------------------
Distribution fee -- Class A                        1,127,413
------------------------------------------------------------
Distribution fees -- Class B                       5,022,197
------------------------------------------------------------
Distribution fees -- Class C                         468,338
------------------------------------------------------------
Transfer agent fees -- Class A                       747,967
------------------------------------------------------------
Transfer agent fees -- Class B                       861,055
------------------------------------------------------------
Transfer agent fees -- Class C                        80,296
------------------------------------------------------------
Trustees' fees                                         7,582
------------------------------------------------------------
Other                                                630,708
============================================================
    Total expenses                                14,070,220
============================================================
Less: Expenses paid indirectly                       (61,903)
============================================================
    Net expenses                                  14,008,317
============================================================
Net investment income                            117,001,093
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                    (224,062,966)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities       (153,439,688)
============================================================
Net gain (loss) from investment securities      (377,502,654)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(260,501,561)
____________________________________________________________
============================================================

See Notes to Financial Statements.
 14

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 2001, the seven months ended July 31, 2000 and the year ended December 31, 1999
(Unaudited)

                                                               JANUARY 31,         JULY 31,        DECEMBER 31,
                                                                   2001              2000              1999
                                                              --------------    --------------    --------------
OPERATIONS:

  Net investment income                                       $  117,001,093    $  161,678,846    $  332,131,498
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (224,062,966)     (248,282,272)     (269,838,431)
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (153,439,688)     (113,824,748)        1,279,047
================================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (260,501,561)     (200,428,174)       63,572,114
================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (55,365,381)      (77,895,270)     (159,655,684)
----------------------------------------------------------------------------------------------------------------
  Class B                                                        (57,303,261)      (81,662,712)     (165,609,472)
----------------------------------------------------------------------------------------------------------------
  Class C                                                         (5,356,735)       (7,223,368)      (12,356,480)
----------------------------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                                 --        (2,891,943)       (2,837,931)
----------------------------------------------------------------------------------------------------------------
  Class B                                                                 --        (3,303,456)       (3,209,458)
----------------------------------------------------------------------------------------------------------------
  Class C                                                                 --          (292,296)         (239,296)
----------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (2,045,471)                           (520,904)
----------------------------------------------------------------------------------------------------------------
  Class B                                                         (2,272,818)                           (589,357)
----------------------------------------------------------------------------------------------------------------
  Class C                                                           (212,537)                            (43,823)
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         23,137,143      (141,076,710)     (181,118,609)
----------------------------------------------------------------------------------------------------------------
  Class B                                                        (84,315,266)     (163,296,867)     (116,020,002)
----------------------------------------------------------------------------------------------------------------
  Class C                                                             27,518        (2,482,351)       27,659,521
================================================================================================================
    Net increase (decrease) in net assets                       (444,208,369)     (680,553,147)     (550,969,381)
================================================================================================================

NET ASSETS:

  Beginning of period                                          2,373,486,607     3,054,039,754     3,605,009,135
================================================================================================================
  End of period                                               $1,929,278,238    $2,373,486,607    $3,054,039,754
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,361,364,250    $3,422,514,855    $3,735,858,478
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (9,168,531)       (3,613,421)         (100,711)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (938,986,435)     (714,923,469)     (465,051,403)
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (483,931,046)     (330,491,358)     (216,666,610)
================================================================================================================
                                                              $1,929,278,238    $2,373,486,607    $3,054,039,754
________________________________________________________________________________________________________________
================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
January 31, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $416,097,836 as of January 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007. The Fund is expected to incur a return of capital for tax purposes during its year ended July 31, 2001.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2001, AIM was paid $82,970 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2001, AFS was paid $897,658 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,127,413, $5,022,197 and $468,338, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $178,517 from sales of the Class A shares of the Fund during the six months ended January 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2001, AIM Distributors received $57,308 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the six months ended January 31, 2001, the Fund paid legal fees of $3,927 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended January 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $20,989 and reductions in custodian fees of $40,914 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $61,903.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2001 was $487,932,235 and $654,719,364, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities    $  80,075,807
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (564,920,074)
===========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(484,844,267)
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $2,402,806,969.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                        JANUARY 31, 2001                 JULY 31, 2000                   DECEMBER 31, 1999
                                  ----------------------------    ----------------------------    -------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT           SHARES           AMOUNT
                                  -----------    -------------    -----------    -------------    ------------    ---------------
Sold:
  Class A                          44,997,763    $ 266,131,376     29,346,531    $ 221,060,411      87,500,179    $   744,553,292
---------------------------------------------------------------------------------------------------------------------------------
  Class B                          16,812,051       99,709,669     18,742,023      140,014,267      46,805,949        400,392,138
---------------------------------------------------------------------------------------------------------------------------------
  Class C                           5,535,064       33,206,703      6,229,247       47,023,748      10,550,688         89,612,238
=================================================================================================================================
Issued as reinvestment of
  dividends:
  Class A                           6,019,071       35,896,016      6,800,148       50,644,208      12,419,332        104,772,227
---------------------------------------------------------------------------------------------------------------------------------
  Class B                           4,263,903       25,462,072      5,317,053       39,676,757      10,055,937         84,833,641
---------------------------------------------------------------------------------------------------------------------------------
  Class C                             530,204        3,149,830        623,821        4,641,763         975,391          8,192,752
=================================================================================================================================
Reacquired:
  Class A                         (44,825,950)    (278,890,249)   (54,468,978)    (412,781,329)   (121,294,314)    (1,030,444,128)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                         (33,912,861)    (209,487,007)   (45,276,418)    (342,987,891)    (71,318,813)      (601,245,781)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                          (5,943,938)     (36,329,015)    (7,191,956)     (54,147,862)     (8,365,761)       (70,145,469)
=================================================================================================================================
                                   (6,524,693)   $ (61,150,605)   (39,878,529)   $(306,855,928)    (32,671,412)   $  (269,479,090)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS     SEVEN MONTHS
                                                 ENDED          ENDED                      YEAR ENDED DECEMBER 31,
                                              JANUARY 31,      JULY 31,      ----------------------------------------------------
                                                 2001            2000           1999          1998          1997          1996
                                              -----------    ------------    ----------    ----------    ----------    ----------
Net asset value, beginning of period           $   7.00       $     8.07     $     8.77    $    10.16    $     9.88    $     9.43
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.38             0.47           0.85          0.92          0.90          0.92
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (1.19)           (1.03)         (0.66)        (1.40)         0.28          0.46
=================================================================================================================================
    Total from investment operations              (0.81)           (0.56)          0.19         (0.48)         1.18          1.38
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.38)           (0.49)         (0.87)        (0.91)        (0.90)        (0.93)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                        (0.01)              --             --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --            (0.02)         (0.02)           --            --            --
=================================================================================================================================
    Total distributions                           (0.39)           (0.51)         (0.89)        (0.91)        (0.90)        (0.93)
=================================================================================================================================
Net asset value, end of period                 $   5.80       $     7.00     $     8.07    $     8.77    $    10.16    $     9.88
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                  (11.52)%          (7.12)%         2.21%        (5.10)%       12.52%        15.44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $911,202       $1,056,453     $1,364,502    $1,670,863    $1,786,352    $1,272,974
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            0.99%(b)         0.93%(c)       0.92%         0.85%         0.90%         0.97%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                      12.11%(b)        10.79%(c)      10.06%         9.45%         9.08%         9.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                              26%              23%            79%           76%           80%           77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $894,577,760.
(c)  Annualized.

                                                                                    CLASS B
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS     SEVEN MONTHS
                                                 ENDED          ENDED                      YEAR ENDED DECEMBER 31,
                                              JANUARY 31,      JULY 31,      ----------------------------------------------------
                                                 2001            2000           1999          1998          1997          1996
                                              -----------    ------------    ----------    ----------    ----------    ----------
Net asset value, beginning of period           $   7.01       $     8.07     $     8.76    $    10.16    $     9.88    $     9.42
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.35             0.44           0.79          0.84          0.83          0.85
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (1.18)           (1.03)         (0.66)        (1.40)         0.28          0.47
=================================================================================================================================
    Total from investment operations              (0.83)           (0.59)          0.13         (0.56)         1.11          1.32
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.36)           (0.45)         (0.80)        (0.84)        (0.83)        (0.86)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                        (0.01)              --             --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --            (0.02)         (0.02)           --            --            --
=================================================================================================================================
    Total distributions                           (0.37)           (0.47)         (0.82)        (0.84)        (0.83)        (0.86)
=================================================================================================================================
Net asset value, end of period                 $   5.81       $     7.01     $     8.07    $     8.76    $    10.16    $     9.88
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                  (11.88)%          (7.49)%         1.46%        (5.90)%       11.71%        14.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $925,932       $1,206,737     $1,559,864    $1,820,899    $1,647,801    $1,068,060
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            1.75%(b)         1.69%(c)       1.68%         1.61%         1.65%         1.68%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                      11.36%(b)        10.03%(c)       9.30%         8.69%         8.33%         8.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                              26%              23%            79%           76%           80%           77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $996,250,978.
(c)  Annualized.

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                            SIX MONTHS     SEVEN MONTHS         YEAR ENDED          (DATE SALES
                                                               ENDED          ENDED            DECEMBER 31,        COMMENCED) TO
                                                            JANUARY 31,      JULY 31,      --------------------     DECEMBER 31,
                                                               2001            2000          1999      1998(a)          1997
                                                            -----------    ------------    --------    --------    --------------
Net asset value, beginning of period                          $  6.99        $   8.05      $   8.74    $  10.14       $ 10.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.35            0.44          0.78        0.82          0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.17)          (1.03)        (0.65)      (1.38)         0.10
=================================================================================================================================
    Total from investment operations                            (0.82)          (0.59)         0.13       (0.56)         0.45
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.36)          (0.45)        (0.80)      (0.84)        (0.35)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income              (0.01)             --            --          --            --
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --           (0.02)        (0.02)         --            --
=================================================================================================================================
    Total distributions                                         (0.37)          (0.47)        (0.82)      (0.84)        (0.35)
=================================================================================================================================
Net asset value, end of period                                $  5.80        $   6.99      $   8.05    $   8.74       $ 10.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                (11.77)%         (7.51)%        1.46%      (5.92)%        4.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $92,144        $110,297      $129,675    $113,246       $26,177
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.75%(c)        1.69%(d)      1.68%       1.61%         1.68%(d)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            11.36%(c)       10.03%(d)      9.30%       8.69%         8.30%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            26%             23%           79%         76%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $92,904,006.
(d)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the seven-months ended July 31, 2000 and the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the seven-months ended July 31, 2000 and the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the seven-months ended July 31, 2000 and the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Bruce L. Crockett                                      Robert H. Graham                        11 Greenway Plaza
Director                                               Chairman and President                  Suite 100
ACE Limited;                                                                                   Houston, TX 77046
Formerly Director, President, and                      Carol F. Relihan
Chief Executive Officer                                Senior Vice President and Secretary     INVESTMENT ADVISOR
COMSAT Corporation
                                                       Gary T. Crum                            A I M Advisors, Inc.
Owen Daly II                                           Senior Vice President                   11 Greenway Plaza
Formerly, Director                                                                             Suite 100
Cortland Trust, Inc.                                   Dana R. Sutton                          Houston, TX 77046
                                                       Vice President and Treasurer
Albert R. Dowden                                                                               TRANSFER AGENT
Chairman of the Board of Directors,                    Melville B. Cox
Cortlan Trust, Inc. and DHJ Media, Inc.; and           Vice President                          A I M Fund Services, Inc.
Director, Magellan Insurance Company                                                           P.O. Box 4739
                                                       Karen Dunn Kelley                       Houston, TX 77210-4739
Edward K. Dunn Jr.                                     Vice President
Chairman, Mercantile Mortgage Corp.;                                                           CUSTODIAN
Formerly Vice Chairman, President                      Mary J. Benson
and Chief Operating Officer,                           Assistant Vice President and            State Street Bank and Trust Company
Mercantile-Safe Deposit & Trust Co.; and               Assistant Treasurer                     225 Franklin Street
President, Mercantile Bankshares                                                               Boston, MA 02110
                                                       Sheri Morris
Jack Fields                                            Assistant Vice President and            COUNSEL TO THE FUND
Chief Executive Officer                                Assistant Treasurer
Twenty First Century Group, Inc.;                                                              Ballard Spahr
Formerly Member                                        Jim Coppedge                            Andrews & Ingersoll, LLP
of the U.S. House of Representatives                   Assistant Secretary                     1735 Market Street
                                                                                               Philadelphia, PA 19103
Carl Frischling                                        Renee A. Friedli
Partner                                                Assistant Secretary                     COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
                                                       P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                                       Assistant Secretary                     919 Third Avenue
Director, President and Chief Executive Officer                                                New York, NY 10022
A I M Management Group Inc.                            Nancy L. Martin
                                                       Assistant Secretary                     DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                            Ofelia M. Mayo                          A I M Distributors, Inc.
Harvard University Graduate                            Assistant Secretary                     11 Greenway Plaza
School of Education, New School University;                                                    Suite 100
Formerly, Chief Executive Officer, YWCA of the U.S.A.  Lisa A. Moss                            Houston, TX 77046
                                                       Assistant Secretary
Lewis F. Pennock
Partner, Pennock & Cooper                              Kathleen J. Pflueger
                                                       Assistant Secretary
Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS


     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                        leadership in the mutual fund industry
        MORE AGGRESSIVE                           MORE AGGRESSIVE                       since 1976 and managed approximately
                                                                                        $170 billion in assets for nine million
AIM Small Cap Opportunities(1)          AIM Latin American Growth                       shareholders, including individual
AIM Mid Cap Opportunities(2)            AIM Developing Markets                          investors, corporate clients and
AIM Large Cap Opportunities(3)          AIM European Small Company                      Financial institutions, as of December
AIM Emerging Growth                     AIM Asian Growth                                31, 2000.
AIM Small Cap Growth(4)                 AIM Japan Growth                                   The AIM Family of Funds--Registered
AIM Aggressive Growth                   AIM International Emerging Growth               Trademark-- is distributed nationwide,
AIM Mid Cap Growth                      AIM European Development                        and AIM today is the eighth-largest
AIM Small Cap Equity                    AIM Euroland Growth                             mutual fund complex in the United States
AIM Capital Development                 AIM Global Aggressive Growth                    in assets under management, according to
AIM Constellation                       AIM International Equity                        Strategic Insight, an independent mutual
AIM Dent Demographic Trends             AIM Advisor International Value                 fund monitor.
AIM Select Growth                       AIM Worldwide Spectrum                             AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                    AIM Global Trends                               one of the world's largest independent
AIM Weingarten                          AIM Global Growth                               financial services companies with $402
AIM Mid Cap Equity                                                                      billion in assets under management as of
AIM Value II                                     MORE CONSERVATIVE                      December 31, 2000.
AIM Charter
AIM Value
AIM Blue Chip                                       SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                             MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                        AIM New Technology
                                        AIM Global Telecommunications and Technology
         MORE CONSERVATIVE              AIM Global Infrastructure
                                        AIM Global Resources
                                        AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                                     MORE CONSERVATIVE


                               FIXED-INCOME FUNDS


  TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE


The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund is closed to new investors. (2)AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund is closed to new investors. (5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.



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